                             ARTICLES SUPPLEMENTARY
                                       OF
                         THE HARTFORD MUTUAL FUNDS, INC.

      The Hartford Mutual Funds, Inc. (the "Corporation"), a corporation organized and existing under the laws of the State of Maryland, does hereby certify to the State Department of Assessments and Taxation of Maryland that:

FIRST: The Corporation currently has the authority to issue sixteen billion eight hundred million (16,800,000,000) shares of $0.001 par value common stock, having an aggregate par value of sixteen million eight hundred thousand dollars ($16,800,000), as listed below:

                             Class A              Class B            Class C             Class Y
 Series                      Shares               Shares             Shares              Shares
------------------------   -----------          -----------        -----------        -----------
The Hartford Advisers      375,000,000          175,000,000        110,000,000        100,000,000
Fund

The Hartford Capital       285,000,000          175,000,000        110,000,000         50,000,000
Appreciation Fund

The Hartford Capital       285,000,000           75,000,000        200,000,000        100,000,000
Preservation Fund

The Hartford Disciplined   125,000,000           75,000,000         50,000,000         50,000,000
Equity Fund

The Hartford Dividend      325,000,000           75,000,000         50,000,000         50,000,000
and Growth Fund

The Hartford Equity        125,000,000           75,000,000         50,000,000         50,000,000
Income Fund

The Hartford Focus Fund    125,000,000           75,000,000         50,000,000         50,000,000

The Hartford Focus         125,000,000           75,000,000         50,000,000         50,000,000
Growth Fund

The Hartford Global        125,000,000           75,000,000         50,000,000         50,000,000
Communications Fund

The Hartford Global        125,000,000           75,000,000         50,000,000         50,000,000
Financial Services Fund

The Hartford               125,000,000           75,000,000         50,000,000         50,000,000

Global
Health Fund

The Hartford Global          125,000,000         75,000,000         50,000,000         50,000,000
Leaders Fund

The Hartford Global          125,000,000         75,000,000         50,000,000         50,000,000
Technology Fund

The Hartford High Yield      125,000,000         75,000,000         50,000,000         50,000,000
Fund

The Hartford Income Fund     125,000,000         75,000,000         50,000,000         50,000,000

The Hartford Inflation       155,000,000        105,000,000         90,000,000         50,000,000
Plus Fund

The Hartford                 125,000,000         75,000,000         50,000,000         50,000,000
International Capital
Appreciation Fund

The Hartford                 125,000,000         75,000,000         50,000,000         50,000,000
International
Opportunities Fund

The Hartford                 125,000,000         75,000,000         50,000,000         50,000,000
International Small
Company Fund

The Hartford MidCap Fund     225,000,000         75,000,000        110,000,000         50,000,000

The Hartford MidCap          125,000,000         75,000,000         50,000,000         50,000,000
Value Fund

The Hartford Money         1,200,000,000        500,000,000        500,000,000        500,000,000
Market Fund

The Hartford Principal       125,000,000         75,000,000         50,000,000         50,000,000
Protection Fund

The Hartford Select          200,000,000        200,000,000        200,000,000        200,000,000
MidCap Growth Fund

The Hartford Short           125,000,000         75,000,000         50,000,000         50,000,000
Duration Fund

The Hartford                 125,000,000         75,000,000         50,000,000         50,000,000

Small Company Fund

The Hartford Stock Fund    125,000,000           75,000,000         50,000,000         50,000,000

The Hartford Tax-Free      125,000,000           75,000,000         50,000,000         50,000,000
California Fund

The Hartford Tax-Free      125,000,000           75,000,000         50,000,000         50,000,000
New York Fund

The Hartford Total         125,000,000           75,000,000         50,000,000         50,000,000
Return Bond Fund

The Hartford Value Fund    125,000,000           75,000,000         50,000,000         50,000,000

                             Class A              Class B            Class C           Class Y          Class D
 Series                      Shares               Shares             Shares             Shares           Shares
-----------------------    -----------           ----------         ----------         ----------      -----------
The Hartford Aggressive    100,000,000           50,000,000         50,000,000         50,000,000       50,000,000
Growth Allocation Fund

The Hartford Balanced      100,000,000           50,000,000         50,000,000         50,000,000       50,000,000
Allocation Fund

The Hartford               100,000,000           50,000,000         50,000,000         50,000,000       50,000,000
Conservative Allocation
Fund
The Hartford Growth        100,000,000           50,000,000         50,000,000         50,000,000       50,000,000
Allocation Fund

The Hartford Income        100,000,000           50,000,000         50,000,000         50,000,000       50,000,000
Allocation Fund

The Hartford DCA Money                                                                                 300,000,000
Fund Series I

The Hartford DCA Money                                                                                 300,000,000
Fund Series II

The Hartford DCA Money                                                                                 300,000,000
Fund Series III

The Hartford DCA Money                                                                                 300,000,000
Fund Series IV

The Hartford DCA Money                                                                                 300,000,000
Fund Series V

SECOND: Pursuant to the authority expressly vested in the Board of Directors of the Corporation (the "Board") by Article IV of the Corporation's charter and in accordance with Sections 2-208 and 2-208.1 of the Maryland General Corporation Law, the Board has duly authorized an increase in the Corporation's authorized shares of $0.001 par value common stock to nineteen billion two hundred million (19,200,000,000) shares, with an aggregate par value of nineteen million two hundred thousand dollars ($19,200,000), as classified below:

                            Class A               Class B           Class C            Class Y
  Series                    Shares                Shares             Shares             Shares
---------------------      -----------          -----------        -----------        -----------
The Hartford Advisers      375,000,000          175,000,000        110,000,000        100,000,000
Fund

The Hartford Capital       285,000,000          175,000,000        110,000,000         50,000,000
Appreciation Fund

The Hartford Capital       200,000,000          200,000,000        200,000,000        200,000,000
Appreciation II Fund

The Hartford Capital       285,000,000           75,000,000        200,000,000        100,000,000
Preservation Fund

The Hartford Disciplined   125,000,000           75,000,000         50,000,000         50,000,000
Equity Fund

The Hartford Dividend      325,000,000           75,000,000         50,000,000         50,000,000
and Growth Fund

The Hartford Equity        125,000,000           75,000,000         50,000,000         50,000,000
Income Fund

The Hartford Floating      200,000,000          200,000,000        200,000,000        200,000,000
Rate Fund

The Hartford Focus Fund    125,000,000           75,000,000         50,000,000         50,000,000

The Hartford Focus         125,000,000           75,000,000         50,000,000         50,000,000
Growth Fund

The Hartford Global        125,000,000           75,000,000         50,000,000         50,000,000
Communications Fund

The Hartford Global        125,000,000           75,000,000         50,000,000         50,000,000

Globle Financial Services
Fund

The Hartford Global          125,000,000         75,000,000         50,000,000         50,000,000
Health Fund

The Hartford Global          125,000,000         75,000,000         50,000,000         50,000,000
Leaders Fund

The Hartford Global          125,000,000         75,000,000         50,000,000         50,000,000
Technology Fund

The Hartford High Yield      125,000,000         75,000,000         50,000,000         50,000,000
Fund

The Hartford Income Fund     125,000,000         75,000,000         50,000,000         50,000,000

The Hartford Inflation       155,000,000        105,000,000         90,000,000         50,000,000
Plus Fund

The Hartford                 125,000,000         75,000,000         50,000,000         50,000,000
International Capital
Appreciation Fund

The Hartford                 125,000,000         75,000,000         50,000,000         50,000,000
International
Opportunities Fund

The Hartford                 125,000,000         75,000,000         50,000,000         50,000,000
International Small
Company Fund

The Hartford MidCap Fund     225,000,000         75,000,000        110,000,000         50,000,000

The Hartford MidCap          125,000,000         75,000,000         50,000,000         50,000,000
Value Fund

The Hartford Money         1,200,000,000        500,000,000        500,000,000        500,000,000
Market Fund

The Hartford Principal       125,000,000         75,000,000         50,000,000         50,000,000
Protection Fund

The Hartford Select          200,000,000        200,000,000        200,000,000        200,000,000
MidCap Growth Fund

The Hartford Select          200,000,000        200,000,000        200,000,000        200,000,000
MidCap Value Fund

The Hartford Short         125,000,000          75,000,000         50,000,000         50,000,000
Duration Fund

The Hartford Small         125,000,000          75,000,000         50,000,000         50,000,000
Company Fund

The Hartford Stock Fund    125,000,000          75,000,000         50,000,000         50,000,000

The Hartford Tax-Free      125,000,000          75,000,000         50,000,000         50,000,000
California Fund

The Hartford Tax-Free      125,000,000          75,000,000         50,000,000         50,000,000
New York Fund

The Hartford Total         125,000,000          75,000,000         50,000,000         50,000,000
Return Bond Fund

The Hartford Value Fund    125,000,000          75,000,000         50,000,000         50,000,000


                             Class A              Class B            Class C            Class Y          Class D
   Series                    Shares               Shares              Shares             Shares           Shares
-----------------------    -----------          ----------         ----------         ----------       ----------
The Hartford Aggressive    100,000,000          50,000,000         50,000,000         50,000,000        50,000,000
Growth Allocation Fund

The Hartford Growth        100,000,000          50,000,000         50,000,000         50,000,000        50,000,000
Allocation Fund

The Hartford Balanced      100,000,000          50,000,000         50,000,000         50,000,000        50,000,000
Allocation Fund

The Hartford               100,000,000          50,000,000         50,000,000         50,000,000        50,000,000
Conservative Allocation
Fund

The Hartford Income        100,000,000          50,000,000         50,000,000         50,000,000        50,000,000
Allocation Fund

The Hartford DCA Money                                                                                 300,000,000
Fund Series I

The Hartford DCA Money                                                                                 300,000,000
Fund Series II

The Hartford DCA Money                                                                                 300,000,000
Fund Series III

The Hartford DCA Money                                                                                 300,000,000
Fund Series IV

The Hartford
DCA Money                                                                                              300,000,000
Fund Series V

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THIRD: Shares of the Corporation's Class A, B, C, D and Y common stock shall have all the rights, preferences and privileges as set forth in the Corporation's charter and as set forth in the Corporation's current prospectuses, statements of additional information and multiple class plan.

FOURTH: The Corporation is registered as an open-end investment company under the Investment Company Act of 1940, as amended.

FIFTH: At meetings on November 2-3, 2004 and December 8, 2004, and in accordance with Section 2-105(c) of the Maryland General Corporation Law, the Board authorized the increase in the total number of shares of capital stock that the Corporation has authority to issue, in order to allocate additional shares to three new series of the Corporation, The Hartford Capital Appreciation II Fund, The Hartford Floating Rate Fund and The Hartford Select MidCap Value Fund.

IN WITNESS WHEREOF, The Hartford Mutual Funds, Inc. has caused these Articles Supplementary to be duly executed by Richard J. Wirth, its Assistant Secretary and Chief Legal Officer, and attested to by Jill Powilatis, its Assistant Secretary, this 3rd day of February 2005.

                                                The Hartford Mutual Funds, Inc.

                                                By: /s/ Richard J. Wirth
                                                    ----------------------------
                                                    Richard J. Wirth
                                     Assistant Secretary and Chief Legal Officer

Attest:

s/s Jill Powilatis
------------------
Jill Powilatis
Assistant Secretary

I, Richard J. Wirth, Assistant Secretary and Chief Legal Officer of The Hartford Mutual Funds, Inc., hereby acknowledge, in the name and on behalf of said corporation, the foregoing Articles Supplementary to be the corporate act of said corporation and I further certify that, to the best of my knowledge, information, and belief, these matters and facts are true in all material respects, under the penalties of perjury.

                                                            /s/ Richard J. Wirth
                                                            --------------------
                                                                Richard J. Wirth